UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, For use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

LIGHTPATH TECHNOLOGIES, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

LightPath Technologies, Inc.

Annual Meeting of Stockholders

November 20, 2024

Notice and Proxy Statement

NOTICE OF VIRTUAL ANNUAL MEETING OF STOCKHOLDERS

To Be Held On Wednesday, November 20, 2024

Dear Fellow LightPath Stockholders:	October 7, 2024

It is our pleasure to invite you to this year’s Annual Meeting of the Stockholders of LightPath Technologies, Inc. (the “Annual Meeting”). The Annual Meeting will be held on Wednesday, November 20, 2024, at 11:00 a.m. EST in a virtual meeting format only. There will be no physical location for stockholders to attend the Annual Meeting. Stockholders will be able to listen, vote, and submit questions, regardless of their physical location, via the internet at http://web.viewproxy.com/LightPath/2024 by using the virtual control number included in your notice regarding the availability of proxy materials, proxy card (printed in the box and marked by the arrow) and the instructions that accompanied your proxy materials. If you plan to participate in the virtual Annual Meeting, please see the Instructions for the Virtual Annual Meeting section in the attached Proxy Statement.

The purpose of the Annual Meeting is to vote on the following:

1.	To elect two Class II Directors to our Company’s Board of Directors to hold office until the fiscal year 2028 Annual Meeting of Stockholders;

2.

To hold a stockholder advisory vote on the compensation of our named executive officers disclosed in this Proxy Statement under the section titled “Executive Compensation,” including the compensation tables and other narrative executive compensation disclosures therein, required by Item 402 of Securities and Exchange Commission Regulation S-K (the “say-on-pay vote”);

3.	To ratify the appointment of MSL, P.A. (“MSL”), as our independent registered public accounting firm for the fiscal year ending June 30, 2025; and

4.	To transact such other business as may properly come before the Annual Meeting or any postponement or adjournment thereof.

You will also have the opportunity to hear what has happened in our business in the past year and to ask questions.

Only stockholders of record at the close of business on October 3, 2024, will be entitled to receive notice of and to vote at the Annual Meeting or any postponement or adjournment thereof. The enclosed Notice and Proxy Statement contain details concerning the foregoing items and any other business to be conducted at the Annual Meeting, as well as information on how to vote your shares. Other detailed information about us and our operations, including our audited financial statements, are included in our fiscal year 2024 Annual Report on Form 10-K (the “Annual Report”), a copy of which is enclosed. We urge you to read and consider these documents carefully.

Your vote is very important. Whether or not you expect to participate in the Annual Meeting, we urge you to cast your vote and submit your proxy in advance of the Annual Meeting. Unless you plan to vote at the Annual Meeting, your vote must be received by 11:59 pm EST, on November 19, 2024. You can vote by internet, telephone, or mail as follows:

By Internet Visit www.AALvote.com/LPTH	By Phone Call the telephone number on your proxy card, voting instruction form, or notice	By Mail Sign, date, and return the enclosed proxy card or voting instruction form

If you have any questions or require any assistance with voting your shares, please contact Albert Miranda at 1-800-472-3486 ext. 362, or amiranda@lightpath.com. Thank you for your continued support of LightPath Technologies, Inc.

Sincerely,

/s/ Shmuel Rubin
Shmuel Rubin President & Chief Executive Officer, Director
/s/ M. Scott Faris
M. Scott Faris Chair of the Board

2603 Challenger Tech Court, Suite 100 * Orlando, Florida USA 32826 * 407-382-4003

PROXY STATEMENT

FOR ANNUAL MEETING OF STOCKHOLDERS

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LIGHTPATH TECHNOLOGIES, INC.

PROXY STATEMENT

FOR ANNUAL MEETING OF STOCKHOLDERS

To be held at 11:00 a.m. EST on November 20, 2024

This Proxy Statement, and the enclosed proxy card, is solicited by the Board of Directors (the “Board”) of LightPath Technologies, Inc., a Delaware corporation, for use at the Annual Meeting of Stockholders (the “Annual Meeting”) to be held Wednesday, November 20, 2024, at 11:00 a.m. EST, or at any adjournments or postponements thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. The Annual Meeting will be a completely virtual meeting of stockholders conducted via live audio webcast to enable our stockholders to participate from anywhere. You will be able to virtually attend the Annual Meeting by registering at http://web.viewproxy.com/LightPath/2024. We request that registrations be completed by 11:59 p.m. EST on November 19, 2024.

References in this Proxy Statement to “LightPath,” “we,” “us,” “our,” or the “Company” refers to LightPath Technologies, Inc.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE MEETING OF STOCKHOLDERS TO BE HELD ON

NOVEMBER 20, 2024.

This Proxy Statement, the enclosed proxy card, and the Annual Report for the fiscal year ended on June 30, 2024, are all available on our website at www.lightpath.com. With respect to the Annual Meeting and all of our future stockholder meetings, please contact Albert Miranda at 1-800-472-3486 ext. 362, or amiranda@lightpath.com, to request a copy of the proxy statement, annual report, or proxy card, or to obtain information regarding such meeting. A list of stockholders entitled to vote at the Annual Meeting will be available for inspection at our principal executive offices for at least ten days prior to the Annual Meeting and at the Annual Meeting. A stockholder may examine the list for any legally valid purpose related to the Annual Meeting.

The information provided in the “question and answer” format below is for your convenience only and is merely a summary of the information contained in this Proxy Statement. You should read this entire Proxy Statement carefully. Information contained on or that can be accessed through our website is not intended to be incorporated by reference into this Proxy Statement.

QUESTIONS AND ANSWERS ABOUT THE MEETING AND THE PROPOSALS

What is a proxy?

A proxy is your legal designation of another person to vote the stock you own and are entitled to vote. The person you designate is your “proxy,” and, by submitting a proxy card, you give the proxy the authority to vote your shares. The proxy card that is solicited by the Board of Directors designates M. Scott Faris, Chair of the Board, as proxy for the Annual Meeting.

Why am I receiving these materials?

You are receiving this Proxy Statement and the enclosed proxy card because our Board is soliciting your proxy to vote at the Annual Meeting for the purposes set forth herein. This Proxy Statement provides you with information on the matters to be voted on at the Annual Meeting as well as instructions on how to vote.

We intend to mail this Proxy Statement and accompanying proxy card on or about October 10, 2024, to all stockholders of record entitled to vote at the Annual Meeting.

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Who can vote at the Annual Meeting?

You can vote if, as of the close of business on October 3, 2024 (the “Record Date”), you were a stockholder of record of the Company’s Class A common stock, par value $0.01 per share (the “Class A common stock”), our only class or series of capital stock issued and outstanding. On the Record Date, there were 39,612,737 shares of Class A common stock issued and outstanding.

Stockholder of Record: Shares Registered in Your Name

If, on the Record Date, your shares were registered directly in your name with our transfer agent, Computershare Trust Company, N.A., then you are a stockholder of record. As a stockholder of record, you may vote virtually at the Annual Meeting or vote by proxy. Whether or not you plan to participate in the virtual Annual Meeting, we urge you to vote by written proxy, telephone, or the Internet prior to the Annual Meeting to ensure your vote is counted. Even if you vote by proxy, you may still vote at the virtual Annual Meeting. In order to virtually attend the Annual Meeting, you must register at http://web.viewproxy.com/LightPath/2024, using the virtual control number included on your proxy card. We request that all registrations be completed by 11:59 p.m. EST on November 19, 2024.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank

If on the Record Date, your shares were held in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. If you do not direct your broker how to vote your shares, the broker will be entitled to vote the shares with respect to “discretionary” items but will not be permitted to vote the shares with respect to “non-discretionary” items (resulting in a “broker non-vote”). The ratification of the appointment of our independent registered public accounting firm under Proposal 3 is a “discretionary” matter. The election of directors under Proposal 1, and the advisory say-on-pay vote under Proposal 2 are non-discretionary.

You are also invited to virtually participate in the Annual Meeting. However, since you are not the stockholder of record, you must provide a legal proxy from your bank or broker during registration, and you will be assigned a virtual control number in order to vote your shares during the Annual Meeting. If you are unable to obtain a legal proxy to vote your shares, you will still be able to attend the Annual Meeting (but will not be able to vote your shares during the meeting) so long as you demonstrate proof of stock ownership. Instructions on how to connect and participate via the Internet, including how to demonstrate proof of stock ownership, are posted at http://web.viewproxy.com/LightPath/2024.

How many votes do I have?

On each matter to be voted upon, you have one vote for each share of Class A common stock you owned as of the Record Date.

What am I voting on?

The following matters are scheduled for the Annual Meeting: (i) the election of two Class III Directors to our Board of Directors; (ii) an advisory say-on-pay vote; and (iii) the ratification of the selection of MSL as our independent registered public accounting firm. A vote may also be held on any other business as may properly come before the Annual Meeting or any postponement or adjournment thereof, although there is no other business anticipated to come before the Annual Meeting.

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What are my voting choices for each of the items to be voted on at the Annual Meeting and what is the voting requirement to approve each of the proposals?

Proposal	Board Recommendation	Voting Choices		Vote Required for Approval	Effect of Abstentions	Effect of Broker Non-Votes
1 – Election of two Class II Director Nominees	FOR each nominee	• •	Vote “For” any or all of the nominees listed Vote “Withhold” to withhold your vote for any or all of the nominees listed[1]	Plurality of the votes of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote	No effect	No effect

2 – Approve on an advisory, non-binding basis the compensation of our named executive officers	FOR	•	Vote “For” the approval of the compensation of our named executive officers	Majority of the shares having voting power present in person or represented by proxy at the Annual Meeting	Treated as votes against proposal	No effect
		•	Vote “Against” the approval of the compensation of our named executive officers
		•	Abstain from voting on this proposal

3 – Ratify the appointment of MSL as our independent registered public accounting firm	FOR	•	Vote “For” the ratification of the appointment	Majority of the shares having voting power present in person or represented by proxy at the Annual Meeting	Treated as votes against proposal	No effect; Brokers have discretion to vote[2]
		•	Vote “Against” the ratification of the appointment
		•	Abstain from voting on this proposal

Instructions for the Virtual Annual Meeting

Participating in the Virtual Annual Meeting

The Annual Meeting will be virtual. There will be no physical meeting location. A virtual meeting format offers the same participation opportunities as those opportunities available to stockholders at in-person meetings. Stockholders will be able to listen, vote, and submit questions. To participate in the Annual Meeting, you must register at http://web.viewproxy.com/LightPath/2024. We request that registrations be completed by 11:59 p.m. EST on November 19, 2024, using your desktop or mobile device and entering the virtual control number on your proxy card. If you hold your shares beneficially through a bank or broker, you must provide a legal proxy from your bank or broker during registration and you will be assigned a virtual control number in order to vote your shares during the Annual Meeting. If you are unable to obtain a legal proxy to vote your shares, you will still be able to attend the Annual Meeting (but will not be able to vote your shares during the meeting) so long as you demonstrate proof of stock ownership. Instructions on how to connect and participate via the Internet, including how to demonstrate proof of stock ownership, are posted at http://web.viewproxy.com/LightPath/2024.

1“Withhold” votes have no effect on Proposal 1 because under plurality voting rules the two director nominees receiving the highest number of “For” votes will be elected.

2Proposal 3 is considered to be a “discretionary” item. Accordingly, if you hold your shares in street name and do not direct your broker how to vote your shares, the broker will be entitled to vote the shares with respect to Proposal 3. As a result, we do not expect any broker non-votes on Proposal 3.  Broker non-votes, if any, will have no effect on Proposal 3.

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On the day of the Annual Meeting, if you have properly registered, you may enter the Annual Meeting by logging in using the event password you received via email in your registration confirmation at http://web.viewproxy.com/LightPath/2024.

The Annual Meeting will begin promptly at 11:00 a.m. EST on November 20, 2024. We encourage you to access the virtual meeting website prior to the start time. Online check-in will begin 30 minutes prior to the start of the Annual Meeting. You should allow ample time to ensure your ability to access the meeting.

We will hold our question and answer session with management immediately following the conclusion of the Annual Meeting. You may submit a question in advance of the Annual Meeting during the registration process by visiting http://web.viewproxy.com/LightPath/2024. You may also submit a question at any time during the Annual Meeting by typing the questions into the questions box on the screen once the virtual meeting starts. The Chair of the Annual Meeting has broad authority to conduct the meeting in an orderly manner.

What if I have technical difficulties or trouble accessing the virtual Annual Meeting website during the check-in time or during the Annual Meeting?

Technicians will be available to assist you if you experience technical difficulties accessing the virtual meeting website. If you encounter any difficulties accessing the virtual meeting during the check-in or meeting time, send an email to VirtualMeeting@viewproxy.com or call (866) 612-8937 for assistance.

How do I vote?

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record, you may vote using the following methods:

•	By Internet or Telephone. To vote by proxy via the Internet, simply follow the instructions described on the notice or proxy card. To vote by proxy via the telephone within the United States and Canada, use the toll-free number on the notice or proxy card.

•	By Mail. To vote by mail using the proxy card, simply complete, sign, and date the enclosed proxy card and return it promptly in the envelope provided. If you return your signed proxy card to us before the Annual Meeting, we will vote your shares as you direct.

Whether or not you plan to participate in the virtual Annual Meeting, we urge you to vote by proxy to ensure your vote is counted. You may still participate in the virtual Annual Meeting and vote electronically if you have already voted by proxy.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If you are a beneficial owner of shares registered in the name of your broker, bank, or other agent, you can vote as follows:

•	By Internet or Telephone. You may vote through the Internet or by telephone only if your broker, bank, or other agent makes these methods available, in which case the instructions will be included with the proxy materials. If you want to vote electronically at the virtual Annual Meeting, you must obtain a valid proxy from your broker, bank, or other agent, follow the instructions from your broker, bank, or agent included with these proxy materials, or contact your broker, bank, or other agent to request a proxy form.

•	By Mail. You should have received a proxy card and voting instructions with these proxy materials from the broker, bank, or other agent holding your shares rather than from us. To vote by mail, simply complete and mail the proxy card or voting instruction form to ensure that your vote is counted.

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What if I am a stockholder of record and return a proxy card but do not make specific choices?

You should specify your choice for each matter on the proxy card. If you return a signed and dated proxy card without marking any voting selections, your shares will be voted as follows:

•	FOR the Class II Director nominees listed under Proposal 1;

•	FOR the compensation of our named executive officers under Proposal 2; and

•	FOR the ratification of MSL as our independent registered public accounting firm under Proposal 3.

If any other matter is properly presented at the meeting, your proxy (the individual named on your proxy card) will vote your shares using his or her best judgment.

What if I am a beneficial owner and do not give voting instructions to my broker?

If you fail to complete a proxy card or provide your broker with voting instructions at least ten days before the meeting, your broker will be unable to vote on the non-discretionary matters. Your broker may use his or her discretion to cast a vote on any routine or discretionary matter, including Proposal 3.

Who is paying for this proxy solicitation?

The Company will pay for the entire cost of soliciting proxies. In addition to these mailed proxy materials, our directors, officers, and employees may also solicit proxies by mail, in person, by telephone, or by other means of communication. Directors, officers, and employees will not be paid any additional compensation for soliciting proxies. We will also reimburse brokerage firms, banks, and other agents for the cost of forwarding proxy materials to beneficial owners.

What does it mean if I receive more than one proxy card?

If you receive more than one proxy card, your shares are registered in more than one name or are registered in different accounts. Please complete, sign, and return each proxy card to ensure that all of your shares are voted.

What is “householding”?

The Securities and Exchange Commission (the “SEC”) has adopted rules that permit companies and intermediaries such as brokers to satisfy the delivery requirements for proxy statements with respect to two or more security holders sharing the same address by delivering a single proxy statement addressed to those security holders. This process, which is commonly referred to as “householding,” potentially means convenience for security holders and cost savings for companies.

A number of brokers with account holders who are LightPath stockholders will be “householding” our proxy materials. A single proxy statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker or us that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate proxy statement, please notify your broker and also notify us by sending your written request to Investor Relations, LightPath Technologies, Inc., 2603 Challenger Tech Court, Suite 100, Orlando, Florida USA 32826 or by calling Investor Relations at 407-382-4003, ext. 362. Stockholders who currently receive multiple copies of the proxy statement at their address and would like to request “householding” of their communications should also contact their broker and notify us in writing or by telephone.

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Can I revoke or change my vote after submitting my proxy?

Yes. You can revoke your proxy at any time before the final vote at the Annual Meeting. You may revoke your proxy by:

•	submitting a new proxy with a later date;

•	sending written notice of revocation to our Corporate Secretary at 2603 Challenger Tech Court, Suite 100, Orlando, Florida USA 32826 in time for her to receive it before the Annual Meeting; or

•	voting electronically at the Annual Meeting. Simply participating virtually at the Annual Meeting will not, by itself, revoke your proxy.

Who will count votes?

Votes will be counted by the inspector of elections appointed for the Annual Meeting. The inspector of elections will also determine the number of shares outstanding, the voting power of each, the number of shares represented at the Annual Meeting, the existence of a quorum, and whether or not the proxies and ballots are valid and effective.

What is the quorum requirement?

A majority of the issued and outstanding shares of common stock entitled to vote must be present at the Annual Meeting (in person or represented by proxy) in order for us to hold the Annual Meeting and conduct business. This is called a quorum. On the Record Date, there were 39,612,737 outstanding shares of Class A common stock (including all restricted stock awards at such date) entitled to vote. Thus, 19,806,369 shares must be present at the Annual Meeting (in person or represented by proxy) to have a quorum.

Your shares will be counted towards the quorum only if you submit a valid proxy or vote electronically at the Annual Meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, a majority of the shares entitled to vote and present at the Annual Meeting (virtually or represented by proxy) may adjourn the meeting to another date.

How can I find out the results of the voting at the Annual Meeting?

We will announce preliminary voting results at the Annual Meeting. We will report the final voting results in a Current Report on Form 8-K filed with the SEC within four business days following such results becoming final.

When are stockholder proposals for the fiscal year 2025 Annual Meeting due?

Stockholders interested in presenting a proposal to be considered for inclusion in next year’s proxy statement and form of proxy may do so by following the procedures prescribed in Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Securities Exchange Act”), and our Bylaws. To be considered for inclusion, stockholder proposals must be submitted in writing to the Corporate Secretary, LightPath Technologies, Inc., 2603 Challenger Tech Court, Suite 100, Orlando, Florida USA 32826 before June 12, 2025, which is 120 calendar days prior to the anniversary of the mailing date of this Proxy Statement and must be in compliance with all applicable laws and regulations.

If a stockholder wishes to present a proposal at the fiscal year 2025 annual meeting of stockholders, but the proposal is not intended to be included in the Company’s proxy statement relating to the meeting, or nominate a director for election at the fiscal year 2025 annual meeting of stockholders, the stockholder must give advance notice to the Company prior to the deadline for such meeting determined in accordance with our Bylaws (the “Bylaw Deadline”). Under our Bylaws, in order for a proposal to be timely, it must be received by us no earlier than 120 days prior to the anniversary of fiscal year 2024 annual meeting of stockholders, or July 23, 2025, and no later than 90 days prior to the anniversary date of the fiscal year 2024 annual meeting of stockholders, or August 22, 2025. If a stockholder gives notice of such a proposal after the Bylaw Deadline, the stockholder will not be permitted to present the proposal to the stockholders for a vote at the meeting or nominate a director for election at the meeting. Finally, the deadline for providing notice to the Company under Rule 14a-19, the SEC’s universal proxy rule, of a stockholder’s intent to solicit proxies in support of nominees submitted under the Company’s advance notice bylaws for our fiscal year 2025 annual meeting of stockholders is August 22, 2025.

If a stockholder fails to meet these deadlines or fails to satisfy the requirements of SEC Rule 14a-4, the persons named as proxies will be allowed to use their discretionary voting authority to vote on any such proposal or nomination as they determine appropriate if and when the matter is raised at the 2025 annual meeting of stockholders.

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How do I get a copy of the exhibits filed with our Annual Report?

A copy of our Annual Report for the fiscal year ended June 30, 2024, and consolidated financial statements, were provided to you with this Proxy Statement. We will provide copies of the exhibits filed with our Annual Report upon written request if you are a stockholder as of the Record Date. Requests for such copies should be directed to Investor Relations at 2603 Challenger Tech Court, Suite 100, Orlando, Florida USA 32826. In addition, copies of all of our electronically filed exhibits may be reviewed and printed from the SEC website at http://www.sec.gov.

PROPOSAL 1 – ELECTION OF DIRECTORS

What Am I Voting On?

Stockholders are being asked to elect two Class II Directors: Mr. M. Scott Faris and Mr. S. Eric Creviston, to serve for a term ending at the third successive annual meeting of stockholders following this Annual Meeting, or until their successors have been duly elected and qualified. Mr. Faris is currently Chair of the Board and Mr. Creviston is a current member of the Board.

If any of the nominees becomes unable or unwilling to serve as a director before the Annual Meeting, an event which is not presently anticipated, the individual named as proxy on the proxy card may exercise discretionary authority to vote for substitute nominees proposed by the Board, or, if no substitute is selected by the Board prior to or at the Annual Meeting, for a motion to reduce the present membership of the Board to the number of nominees available.

Biographical and Related Information – Director Nominees

The following is an overview of the biographical information for each of our director nominees, including their age, the year they became directors or officers, their principal occupations or employment for at least the past five years, and certain of their other directorships. Biographical information for each of our other directors is incorporated by reference from Item 10 of Part III of the Company’s Annual Report on Form 10-K for the year ended June 30, 2024.

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Nominees for Class II Directors

M. Scott Faris, 59 Chair

Mr. Faris has served as a director of the Company since December 2011, and was appointed Chair, effective December 20, 2022. Mr. Faris is an experienced entrepreneur with almost two decades of operating, venture-financing, and commercialization experience, involving more than 20 start-up and emerging-growth technology companies. In April 2024 Mr. Faris founded Eqlipse Quantum, a commercialization accelerator focused on launching and financing transformational dual-use quantum enabled companies for critical defense and intelligence requirements. From October 2021 to April 2024, Mr. Faris served as Chief Executive Officer of Infleqtion (formerly Cold Quanta, Inc.). Since September 2016, he had served as Chief Business Officer of Luminar Technologies, Inc., a leading developer of autonomous vehicle systems technologies including Lidar sensor suites. In June 2013, Mr. Faris founded Aerosonix, Inc. (formerly MicroVapor Devices, LLC), a privately held developer and manufacturer of advanced medical devices, and served as its Chief Executive Officer until August 2016 and has served as Chairman of the board of directors since June 2013. In 2002, Mr. Faris also founded the Astralis Group, a strategy advisor that provides consulting to start-up companies and, since 2004, Mr. Faris has served as its Chief Executive Officer. In August 2007, Mr. Faris founded Planar Energy, a company that developed transformational ceramic solid-state battery technology and products and served as its Chief Executive Officer until June 2013. Planar Energy is a spin-out of the U.S. Department of Energy’s National Renewable Energy Laboratory. From October 2004 to June 2007, Mr. Faris was a partner with Corporate IP Ventures (formerly known as MetaTech Ventures), an early-stage venture fund specializing in defense technologies. Mr. Faris also previously served as the Chairman and Chief Executive Officer of Waveguide Solutions, a developer of planar optical light wave circuit and micro system products, and as a director and Chief Operating Officer of Ocean Optics, Inc., a precision-optical-component and fiber-optic-instrument spin-out of the University of South Florida. Mr. Faris was also the founder and Chief Executive Officer of Enterprise Corporation, a technology accelerator, served as a director of the Florida Seed Capital Fund and Technology Commercialization at the Center for Microelectronics Research, and the Chairman of the Metro Orlando EDC. Mr. Faris received a Bachelor of Science degree in Management Information Systems from Penn State University in 1988. Mr. Faris’s significant experience in executive management positions at various optical component companies, his experience in the commercialization of optical and opto-electronic component technology, and his background in optics, technology, and venture capital qualify him for service as one of our directors.

S. Eric Creviston, 60 Director

Mr. Creviston has served as one of our directors since March 2021. He has served as Corporate Vice President and President of Connectivity and Sensors Group for Qorvo, Inc. (“Qorvo”) since June 2022. Prior to that, he served as Corporate Vice President and President of Mobile Products for Qorvo since January 2015. Prior to that, he served as the Corporate Vice President and President of Cellular Products Group for RF Micro Devices, Inc. (“RFMD”) from August 2007 to January 2015. From May 2002 to August 2007, he served as Corporate Vice President of Cellular Products Group (previously known as Wireless Products until 2004), for RFMD. Mr. Creviston received a Master’s degree in Electrical and Electronics Engineering from the University of Illinois. Mr. Creviston’s previous experience in various leadership roles in Qorvo and RFMD adds invaluable knowledge to our Board with respect to assessing our business strategies, evaluating operating performance, assessing risks, and evaluating potential merger and acquisition opportunities, all of which qualify him for service as one of our directors.

Voting Recommendation

FOR the election of each Class II Director nominee.

CORPORATE GOVERNANCE

Corporate Codes and Policies

We incorporate by reference Part III of the Company’s Annual Report on Form 10-K for the year ended June 30, 2024.

Insider Trading Policy

We incorporate by reference Part III of the Company’s Annual Report on Form 10-K for the year ended June 30, 2024.

Director Independence

We incorporate by reference Part III of the Company’s Annual Report on Form 10-K for the year ended June 30, 2024.

Meetings of the Board and its Committees

We incorporate by reference Part III of the Company’s Annual Report on Form 10-K for the year ended June 30, 2024.

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Nominations Process and Criteria

We incorporate by reference Part III of the Company’s Annual Report on Form 10-K for the year ended June 30, 2024.

There were no fees paid or due to third parties in fiscal year 2024 to identify or evaluate, or to assist in evaluating or identifying potential director nominees.

Stockholders may also nominate candidates for consideration by the Nominating Committee if they satisfy all of the requirements in our Bylaws. Stockholder submissions to nominate a candidate for election as a director must be sent in writing to our Corporate Secretary and received at the Company’s principal office not less than 90 days nor more than 120 days prior to the annual meeting at which the director is to be elected and otherwise in accordance with the procedure described in the stockholder proposal section of this Proxy Statement.

The Corporate Secretary will promptly forward any such correspondence to the Chair of the Nominating Committee for review and consideration by the Nominating Committee in accordance with the criteria described above.

To comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Securities Exchange Act of 1934, as amended, no later than August 22, 2025. However, in the event our fiscal year 2025 annual meeting is more than 30 days before or after the anniversary of our fiscal year 2024 annual meeting, such notice must be provided by the later of (a) 60 days prior to the date of fiscal year 2025 meeting or (b) 10 days following the day on which we first publicly announce the date of the fiscal year 2025 meeting.

Related Party Transactions

We incorporate by reference Part III of the Company’s Annual Report on Form 10-K for the year ended June 30, 2024.

Board of Directors Leadership Structure and Role in Risk Oversight

Board Leadership Structure

Our Board has chosen to separate the positions of Chair and Chief Executive Officer, with Mr. M. Scott Faris serving as Chair, and Mr. Shmuel Rubin serving as President and Chief Executive Officer. As President and Chief Executive Officer, Mr. Rubin is responsible for our day-to-day leadership and performance, with the Board being responsible for setting our strategic direction, as well as overseeing and advising our management. The Board believes that the current independent leadership of the Board by our non-executive Chair enhances the effectiveness of its oversight of management and provides a perspective that is separate and distinct from that of management.

Role of the Board in Risk Oversight

Our Board is responsible for the oversight of our operational risk management process. Our Board has delegated authority for addressing certain risks, and accessing the steps management has taken to monitor, control, and report such risks, to our Audit and Finance Committees. Such risks include risks relating to execution of our growth strategy, the effects of the contracting in the global economy and general financial condition and outlook on customer purchases, component inventory supply, or ability to expand our partner network, communication with investors, certain actions of our competitors, the protection of our intellectual property, sufficiency of our capital, inventory investment and risk of obsolescence, security of information systems and data, integration of new information systems, credit risk, product liability, and costs of reliance on external advisors. The Audit or Finance Committee, as applicable, then reports such risks as appropriate to the Board. The Board initiates discussions with appropriate members of our senior management if, after discussion of such risks, the Board determines that such risks raise questions or concerns about the status of operational risks then facing us.

Our Board relies on our Compensation Committee to address significant risk exposures we face with respect to compensation, including risks relating to retention of key employees, protection of partner relationships, management succession, and benefit costs, and, when appropriate, reports these risks to the full Board.

Stockholder Communications with the Board

Stockholders and other parties interested in communicating directly with the Board, a committee of the Board, or any individual director, may do so by sending a written communication to the attention of the intended recipient(s) in care of the Corporate Secretary, LightPath Technologies, Inc., 2603 Challenger Tech Court, Suite 100, Orlando, Florida USA 32826. The Corporate Secretary will forward all appropriate communications.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

We incorporate by reference Part III of the Company’s Annual Report on Form 10-K for the year ended June 30, 2024.

EXECUTIVE COMPENSATION

We incorporate by reference Part III of the Company’s Annual Report on Form 10-K for the year ended June 30, 2024.

Executive Officer Stock Ownership Requirements

Our Board established certain guidelines requiring that each of our executive officers acquire and maintain a minimum level of ownership of our securities during the period in which he or she is an executive officer. The guidelines set the target ownership level at five times the annual base salary for our Chief Executive Officer and three times the annual base salary for each of our other executive officers, as measured at fiscal year-end. The Board reviews the target ownership levels on an annual basis to determine whether such target ownership levels should be increased.

For purposes of determining ownership levels, all forms of equity and derivative securities, including stock, stock options, restricted stock, and RSUs, count towards satisfaction of the ownership guidelines; however, with respect to any stock option award, only the number of shares equal to (i) the difference between the closing price of the Class A common stock as reported on the Nasdaq Capital Market ("NCM") at the end of the fiscal year and the exercise price of the stock option multiplied by (ii) the number of shares underlying the stock option, then (iii) divided by the closing price of the Class A common stock as reported on the NCM at the end of the fiscal year, are included for purposes of determining whether the stock ownership target is met. For example, if an officer is awarded a stock option of 100 shares of Class A common stock, with an exercise price of $1.00 per share, and the closing price of the Class A common stock as reported on the NCM on June 30, 2024 is $2.00, the number of shares of Class A common stock included from such stock option award for purposes of meeting the stock ownership target is 50 shares.

The Board may grant waivers of the guidelines in the event of financial hardship or other good cause. Once an executive officer attains his or her required stock ownership level, he or she will remain in compliance with the guidelines despite future changes in the stock price and base salary, as long as the executive officer’s holdings do not decline below the number of shares owned at the time the required stock ownership level was met. Each executive officer will have five years after his or her date of becoming an executive officer to meet the required ownership level.

Our named executive officers did not meet their respective ownership targets as of June 30, 2024. Mr. Rubin has until February 24, 2025, to meet the target, and Mr. Miranda has until May 7, 2026, to meet the target.

Name	Class A common stock	Stock Options (1)	Restricted Stock Units	Restricted Stock Awards	Total Amount of Shares of Class A Common Stock Beneficially Owned	Stock Price at June 30, 2024	Market Value at June 30, 2024	Base Salary	% of Salary
Shmuel Rubin	170,378	—	177,059	—	347,437	$1.25	$434,296	$378,092	116%
Albert Miranda	31,205	—	76,871	—	108,076	$1.25	$135,095	$243,059	56%

(1)	Does not include stock options with an exercise price that exceeds the closing stock price as of June 30, 2024.

Summary Compensation Table

We incorporate by reference Part III of the Company’s Annual Report on Form 10-K for the year ended June 30, 2024.

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Narrative Discussion of Summary Compensation Table of Named Executive Officers

We incorporate by reference Part III of the Company’s Annual Report on Form 10-K for the year ended June 30, 2024.

Additional details regarding the awards granted to each named executive officer are set forth below.

Shmuel Rubin

				Compensation Expense (1)
				Actual	Actual	Projected	Projected	Projected
Grant Date	Number of Shares	Number of Vested Shares		Fiscal 2023 $	Fiscal 2024 $	Fiscal 2025 $	Fiscal 2026 $	Fiscal 2027 $
Stock Option Grants
2/24/2020	225,000	225,000	(2)	$53,118	$38,466	$-	$-	$-

RSUs
2/24/2020	100,000	100,000	(3)	$42,470	$40,538	$-	$-	$-
11/11/2021	42,416	28,277	(4)	26,581	26,579	8,859	-	-
11/17/2022	67,219	22,406	(4)	17,926	26,887	26,888	8,962	-
1/31/2024	118,108	-		-	22,420	53,838	53,838	31,713
				$86,977	$116,424	$89,585	$62,800	$31,713

RSAs
1/2/2023	12,118	12,118	(5)	$11,090	$3,694	$-	$-	$-

(1)	Compensation expense for grants of stock options, RSUs and RSAs are recognized or expected to be recognized in accordance with ASC Topic 718, Stock Compensation.
(2)

Represents the number of shares vested as of June 30, 2024. On each of the first, second, and third anniversaries of the grant date, 50,000 shares underlying the stock option vests, with the remaining 75,000 shares underlying the stock option vesting on the fourth anniversary of the grant date.

(3)	Represents the number of shares vested as of June 30, 2024. One-half of the RSUs granted vest on each of the third and fourth anniversaries of the grant date.
(4)	Represents the number of shares vested as of June 30, 2024. One-third of the RSUs granted vest on each of the first, second and third anniversaries of the grant date.
(5)

Represents the number of shares vested as of June 30, 2024. One-fourth of the RSAs granted vested immediately, and one-fourth vested at the beginning of each of the second, third and fourth calendar quarters.

Albert Miranda

				Compensation Expense (1)
				Actual	Actual	Projected	Projected	Projected
Grant	Number	Number of		Fiscal 2023	Fiscal 2024	Fiscal 2025	Fiscal 2026	Fiscal 2027
Date	of Shares	Vested Shares		$	$	$	$	$
Stock Option Grants
4/19/2021	75,000	56,250	(2)	$32,727	$32,727	$24,545	$-	$-

RSUs
11/11/2021	18,415	12,277	(3)	$11,539	$11,541	$3,846	$-	$-
11/17/2022	29,183	9,728	(3)	7,783	11,674	11,672	3,890	-
1/31/2024	51,277	-		-	9,734	23,374	23,374	13,768
				$19,322	$32,949	$38,892	$27,264	$13,768

RSAs
1/2/2023	7,790	7,790	(4)	$7,130	$2,374	$-	$-	$-

(1)	Compensation expense for grants of stock options or RSUs is recognized or expected to be recognized in accordance with ASC Topic 718, Stock Compensation.
(2)	The number of shares vested are as of June 30, 2024. One-fourth of the stock option shares vest on each of the first, second, third and fourth anniversaries of the grant date.
(3)	Represents the number of shares vested as of June 30, 2024. One-third of the RSUs granted vest on each of the first, second and third anniversaries of the grant date.
(4)

Represents the number of shares vested as of June 30, 2024. One-fourth of the RSAs granted vested immediately, and one-fourth vest at the beginning of each of the second, third and fourth calendar quarters.

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DIRECTOR COMPENSATION

We incorporate by reference Part III of the Company’s Annual Report on Form 10-K for the year ended June 30, 2024.

Additional details regarding the RSUs granted to each director, other than Mr. Rubin, are set forth below.

M. Scott Faris

RSUs				Compensation Expense (1)
				Actual	Actual	Projected
Grant	Number	Number of		Fiscal 2023	Fiscal 2024	Fiscal 2025
Date	of Shares	Vested Shares		$	$	$
11/14/2019	48,000	48,000	(2)	$3,279	$-	$-
11/12/2020	22,222	22,222	(2)	20,002	6,664	-
11/11/2021	32,086	32,086	(3)	20,105	-	-
11/17/2022	50,847	50,847	(3)	40,679	20,338	-
1/31/2024	43,796	-	(3)	-	24,850	35,150
				$84,065	$51,852	$35,150

Positions: Chair of the Board, Nominating and Corporate Governance Committee Chair

Committees: Finance Committee, Compensation Committee

(1)	Compensation expense for grants of RSUs is recognized or expected to be recognized in accordance with ASC Topic 718, Stock Compensation.
(2)	The number of shares vested are as of June 30, 2024. One-third of the RSU shares vests on each of the first, second and third anniversaries of the grant date.
(3)	The number of shares vested are as of June 30, 2024. These RSU shares vest on the first anniversary of the grant date.

Louis Leeburg

RSUs				Compensation Expense (1)
				Actual	Actual	Projected
Grant	Number	Number of		Fiscal 2023	Fiscal 2024	Fiscal 2025
Date	of Shares	Vested Shares		$	$	$
11/14/2019	48,000	48,000	(2)	3,279	$-	$-
11/12/2020	22,222	22,222	(2)	20,002	6,664	-
11/11/2021	32,086	32,086	(3)	19,783	-	-
11/17/2022	50,847	50,847	(3)	40,679	20,338	-
				83,743	$27,002	$-

Positions: Audit Committee Chair (until January 31, 2024)

Committees: Nominating & Corporate Governance Committee (until January 31, 2024)

(1)	Compensation expense for grants of RSUs is recognized or expected to be recognized in accordance with ASC Topic 718, Stock Compensation.
(2)	All unvested shares vested upon Mr. Leeburg’s retirement as of January 31, 2024.

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Dr. Joseph Menaker (1)

RSUs				Compensation Expense (2)
				Actual	Actual	Projected
Grant	Number	Number of		Fiscal 2023	Fiscal 2024	Fiscal 2025
Date	of Shares	Vested Shares		$	$	$
11/14/2019	48,000	48,000	(3)	3,279	-	-
11/12/2020	22,222	22,222	(3)	20,002	6,664	-
11/11/2021	32,086	32,086	(4)	19,783	-	-
11/17/2022	50,847	50,847	(4)	40,679	20,338	-
1/31/2024	43,796	-	(3)	-	24,850	35,150
				$83,743	$51,852	$35,150

Committees: Audit Committee, Finance Committee

(1)

Dr. Menaker served as a consultant to the Board from March 2018 until November 2018, when he was appointed as a director. During the time period Dr. Menaker served as a consultant to the Board, he earned compensation equivalent to the compensation paid to the directors. The amounts disclosed include the compensation he earned as a consultant and director.

(2)	Compensation expense for grants of RSUs is recognized or expected to be recognized in accordance with ASC Topic 718, Stock Compensation.
(3)	The number of shares vested are as of June 30, 2024. One-third of the RSU shares vests on each of the first, second and third anniversaries of the grant date.
(4)	The number of shares vested are as of June 30, 2024. These RSU shares vest on the first anniversary of the grant date.

Darcie Peck (1)

RSUs				Compensation Expense (2)
				Actual	Actual	Projected
Grant	Number	Number of		Fiscal 2023	Fiscal 2024	Fiscal 2025
Date	of Shares	Vested Shares		$	$	$
11/14/2019	48,000	48,000	(3)	$3,279	$-	$-
11/12/2020	22,222	22,222	(3)	20,002	6,664	-
11/11/2021	32,086	32,086	(4)	60,004	-	-
11/17/2022	50,847	50,847	(4)	40,679	20,338	-
1/31/2024	43,796	-		-	24,850	35,150
				$123,964	$51,852	$35,150

Positions: Audit Committee Chair (effective January 31, 2024)

Committees: Compensation Committee

(1)

Ms. Peck served as a consultant to the Board from April 2019 until November 2019, when she was appointed as a director. During the time period Ms. Peck served as a consultant to the Board, she earned compensation equivalent to the compensation paid to the directors. The amounts disclosed include the compensation she earned as a consultant and director.

(2)	Compensation expense for grants of RSUs is recognized or expected to be recognized in accordance with ASC Topic 718, Stock Compensation.
(3)	The number of shares vested are as of June 30, 2024. One-third of the RSU shares vests on each of the first, second and third anniversaries of the grant date.
(4)	The number of shares vested are as of June 30, 2024. These RSU shares vest on the first anniversary of the grant date.

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S. Eric Creviston

RSUs				Compensation Expense (1)
				Actual	Actual	Projected
Grant	Number	Number of		Fiscal 2023	Fiscal 2024	Fiscal 2025
Date	of Shares	Vested Shares		$	$	$
6/25/2021	15,328	15,328	(2)	$15,723	$5,238	$-
11/11/2021	32,086	32,086	(3)	19,783	-	-
11/17/2022	50,847	50,847	(3)	40,679	20,338	-
1/31/2024	43,796	-		-	24,850	35,150
				$76,185	$50,426	$35,150

Positions: Finance Committee Chair

Committees: Compensation Committee

(1)	Compensation expense for grants of RSUs is recognized or expected to be recognized in accordance with ASC Topic 718, Stock Compensation.
(2)

The number of shares vested are as of June 30, 2024. Mr. Creviston received a pro-rated grant based on the date he was appointed to the Board. The RSU shares vest on the first, second and third anniversaries of the fiscal year 2021 director grant date, November 12, 2020, with the first vesting prorated at 3,934 shares and the second and third vesting each at 5,697 shares.

(3)	The number of shares vested are as of June 30, 2024. These RSU shares vest on the first anniversary of the grant date.

Kim Crider

RSUs				Compensation Expense (1)
				Actual	Actual	Projected
Grant	Number	Number of		Fiscal 2023	Fiscal 2024	Fiscal 2025
Date	of Shares	Vested Shares		$	$	$
1/31/2024	43,796	-	(2)	-	$24,850	$35,150

Committees: Audit Committee

(1)	Compensation expense for grants of RSUs is recognized or expected to be recognized in accordance with ASC Topic 718, Stock Compensation.
(2)	The number of shares vested are as of June 30, 2024. These RSU shares vest on the first anniversary of the grant date.

EQUITY COMPENSATION PLAN INFORMATION

Equity Compensation Plan Information

We incorporate by reference Part III of the Company’s Annual Report on Form 10-K for the year ended June 30, 2024.

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PAY VERSUS PERFORMANCE

As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Item 402(v) of Regulation S-K, we are providing the following information about the relationship between executive compensation and certain financial performance of our Company for each of the last two completed fiscal years. In determining the “compensation actually paid” to our named executive officers (“NEOs”, including our principal executive officer (“PEO”), we are required to make various adjustments to amounts that have previously been reported in the Summary Compensation Table in previous years, as the SEC’s calculation method for this section differs from those required in the Summary Compensation Table.

Pay Versus Performance Table

The table below presents information on the compensation of our NEOs in comparison to certain performance metrics for 2024, 2023, and 2022. The metrics are not those that the Compensation Committee of our Board uses when setting executive compensation. The use of the term “compensation actually paid” (“CAP”) is required by the SEC’s rules. Neither CAP nor the total amount reported in the Summary Compensation Table reflect the amount of compensation actually paid, earned or received during the applicable year. Per SEC rules, CAP was calculated by adjusting the Summary Compensation Table total values for the applicable years.

Year (1)	Summary Compensation Table Total for PEO (2)	Compensation Actually Paid to PEO (3)	Average Summary Compensation Table Total for non-PEO Named Executive Officers (4)	Average Compensation Actually Paid to non-PEO Named Executive Officers (5)	Value of Initial Fixed $100 Investment Based On Total Shareholder Return (6)	Net Income (Loss) (7)
2024	$478,042	$460,891	$292,537	$273,474	$49.21	$(8,007,346)
2023	$553,722	$471,624	$330,154	$285,463	$53.94	$(4,046,871)
2022	$451,931	$359,717	$274,294	$262,325	$48.43	$(3,542,181)

(1)	Data presented for our last two fiscal years in compliance with Item 402(v)(8).
(2)	Represents total compensation to Shmuel Rubin, who served as our Chief Executive Officer and sole PEO during 2024, 2023 and 2022.
(3)

The dollar amounts reported in this column represent the average amount of “compensation actually paid” to Mr. Rubin, as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual average amount of compensation earned by or paid to Mr. Rubin during the applicable year. The following adjustments were made to Mr. Rubin’s total compensation for each year to determine “compensation actually paid” in accordance with SEC regulations:

	Adjustments to Determine CAP for PEO
Fiscal Year	2024	2023	2022
Average Total from Summary Compensation Table	$478,042	$553,722	$451,931
(-) Grant Date Fair Value of Option Awards and Stock Awards Granted in Fiscal Year	(82,490)	(171,765)	(79,742)
(+) Fair Value at Fiscal Year-End of Outstanding and Unvested Option Awards and Stock Awards Granted in Fiscal Year	75,265	100,389	52,172
(+) / (-) Change in Fair Value of Outstanding and Unvested Option Awards and Stock Awards Granted in Prior Fiscal Years	(13,614)	(15,421)	(64,644)
(+) / (-) Change in Fair Value as of Vesting Date of Option Awards and Stock Awards Granted in Prior Fiscal Years For Which Applicable Vesting Conditions Were Satisfied During Fiscal Year	3,688	4,699	—
Compensation Actually Paid	$460,891	$471,624	$359,717

(4)	Represents the total compensation to Albert Miranda, who served as our Chief Financial Officer and sole Non-PEO named executive officer during 2024, 2023 and 2022.

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(5)

The dollar amounts reported in this column represent the average amount of “compensation actually paid” to Mr. Miranda, as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual average amount of compensation earned by or paid to Mr. Miranda during the applicable year. The following adjustments were made to the Non-PEO NEO total compensation for each year to determine “compensation actually paid” in accordance with SEC regulations:

	Adjustments to Determine CAP for non-PEO NEO
Fiscal Year	2024	2023	2022
Average Total from Summary Compensation Table	$292,537	$330,154	$274,294
(-) Grant Date Fair Value of Option Awards and Stock Awards Granted in Fiscal Year	(35,813)	(78,959)	(34,619)
(+) Fair Value at Fiscal Year-End of Outstanding and Unvested Option Awards and Stock Awards Granted in Fiscal Year	32,676	45,315	22,650
(+) / (-) Change in Fair Value of Outstanding and Unvested Option Awards and Stock Awards Granted in Prior Fiscal Years	(13,614)	(6,261)	—
(+) / (-) Change in Fair Value as of Vesting Date of Option Awards and Stock Awards Granted in Prior Fiscal Years For Which Applicable Vesting Conditions Were Satisfied During Fiscal Year	(2,312)	(4,786)	—
Compensation Actually Paid	$273,474	$285,463	$262,325

(6)

As we have not paid dividends, cumulative total shareholder return (“TSR”) is calculated by dividing $100 by the last closing price in fiscal year 2021 to obtain a number of shares, and multiplying that number of shares by the closing price on the last trading day of the relevant measurement period.

(7)	The dollar amounts reported represent the amount of net income reflected in the Company’s audited financial statements for the applicable year.

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Relationship Disclosure to Pay Versus Performance Table

In accordance with rules adopted by the SEC pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, we provide the following descriptions of the relationships between information presented in the Pay Versus Performance table.

Compensation Actually Paid and Cumulative TSR

The following chart sets forth the relationship between compensation actually paid to the PEO and the NEO, compared to our cumulative TSR for each the years presented:

Compensation Actually Paid and Net Income (Loss)

The following chart sets forth the relationship between compensation actually paid to the PEO and the NEO, compared to our net loss reported in our most recent 10-K filings for each of the years presented:

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PROPOSAL 2 – ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION

What Am I Voting On?

Stockholders are being asked to approve, on a non-binding, advisory basis, the compensation of our named executive officers.

Voting Recommendation

FOR the non-binding, advisory vote to approve the executive compensation of our named executive officers disclosed in this Proxy Statement under the section titled “executive compensation,” including the compensation tables and other narrative execution compensation disclosures therein, required by Item 402 of SEC Regulation S-K.

Summary

We believe executive compensation is an important matter for our stockholders. A fundamental principle of our executive compensation philosophy and practice continues to be to pay for performance. An executive officer’s compensation package is comprised of two components: (i) a base salary, which reflects individual performance and expertise and (ii) short-term and long-term incentive awards, tied to the achievement of certain performance goals that the Compensation Committee establishes from time to time for us. We believe that this type of compensation program is consistent with our strategy, competitive practice, sound corporate governance principles, and stockholder interests and concerns. We urge you to read this Proxy Statement for additional details on our executive compensation, including our compensation philosophy and objectives and the fiscal year 2024 compensation of the named executive officers.

This proposal, commonly known as a “say-on-pay” proposal, gives you as a stockholder the opportunity to endorse or not endorse our executive pay philosophy, policies, and procedures. This vote is intended to provide an overall assessment of our executive compensation program rather than focus on any specific item of compensation. Given the information provided above and elsewhere in this Proxy Statement, the Board asks you to approve the following resolution:

“RESOLVED, that the Company’s stockholders approve the compensation of the Company’s named executive officers described in the Proxy Statement under the section titled “Executive Compensation,” including the compensation tables and other narrative executive compensation disclosures therein, required by Item 402 of Regulation S-K.”

As an advisory vote, this proposal is non-binding on us. However, the Board and the Compensation Committee value the opinions of our stockholders and will consider the outcome of the vote when making future compensation decisions for our named executive officers.

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PROPOSAL 3 – RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

What Am I Voting On?

It is the responsibility of the Audit Committee to select and retain our independent registered public accounting firms. Our Audit Committee has appointed MSL, as our independent registered public accounting firm for our fiscal year ending June 30, 2025. Although stockholder ratification of the Audit Committee’s selection of our independent registered public accounting firm is not required by our Bylaws or otherwise, we are submitting the selection of MSL to stockholder ratification so that our stockholders may participate in this important corporate decision. If not ratified, the Audit Committee will reconsider the selection, although the Audit Committee will not be required to select different independent registered public accounting firm for us.

Representatives of MSL will be present at the Annual Meeting and will have an opportunity to make a statement and respond to questions from stockholders present at the meeting.

Voting Recommendation

FOR the ratification of the appointment of MSL as our independent registered public accounting firm.

Audit Fees

We incorporate by reference Part III of the Company’s Annual Report on Form 10-K for the year ended June 30, 2024.

AUDIT COMMITTEE REPORT

The Audit Committee is responsible for, among other things, reviewing and discussing the Company’s audited financial statements with management, discussing with our independent registered public accounting firm information relating to its judgments about the quality of our accounting principles, recommending to the Board that we include the audited financial statements in our Annual Report, and overseeing compliance with the SEC requirements for disclosure of auditors’ services and activities.

Review of Audited Financial Statements

The Audit Committee reviewed our financial statements for the fiscal year ended June 30, 2024, as audited by MSL, our independent registered public accounting firm, and discussed these financial statements with management. In addition, the Audit Committee has discussed with MSL the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”), as may be modified or supplemented. Furthermore, the Audit Committee has received the written disclosures and the letter from MSL required by applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence.

Generally, the members of the Audit Committee are not professionally engaged in the practice of auditing or accounting and are not experts in the fields of accounting or auditing, or in determining auditor independence. However, the Board has determined that each member of the Audit Committee meets the independence criteria set forth in the applicable rules of the NCM and the SEC, and that all members of the Audit Committee, Ms. Peck, Mr. Menaker and Ms. Crider, qualify as “audit committee financial experts” as defined by SEC rules. Members of the Audit Committee rely, without independent verification, on the information provided to them and on the representations made by management. Accordingly, the Audit Committee’s oversight does not currently provide an independent basis to determine that management has maintained procedures designed to assure compliance with accounting standards and applicable laws and regulations.

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Recommendation

Based upon the foregoing review and discussion, the Audit Committee recommended to the Board that the audited financial statements for the fiscal year ended June 30, 2024, be included in our Annual Report for such fiscal year.

Audit Committee: Darcie Peck, Chair Joseph Menaker Kim Crider

LIGHTPATH’S MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

For LightPath’s management’s discussion and analysis of financial condition and results of operations, please refer to the section titled “Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations” set forth in LightPath’s 2024 Annual Report, as filed with the SEC on September 19, 2024, and the section titled “Item 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations” in LightPath’s subsequent Quarterly Reports, as filed with the SEC on November 9, 2023, February 8, 2024, and May 9, 2024.

OTHER BUSINESS

The Board is not aware of any other business to be considered or acted upon at the Annual Meeting other than that for which notice is provided in this Proxy Statement and the accompanying notice. In the event any other matters properly come before the Annual Meeting, it is expected that the shares represented by proxy will be voted with respect thereto in accordance with the judgment of the persons voting them.

INCORPORATION BY REFERENCE

The SEC allows us to “incorporate by reference” into this Proxy Statement documents that we file with the SEC. This means that we can disclose important information to you by referring you to those documents. The information incorporated by reference is considered to be part of this Proxy Statement, and later information that we file with the SEC will update and supersede that information. We incorporate by reference the Annual Report on Form 10-K for the year ended June 30, 2024, including the Part III information, and any documents filed pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date of this Proxy Statement and prior to the date of the Annual Meeting.

2024 ANNUAL REPORT ON FORM 10-K

Copies of our Annual Report for fiscal year 2024, which contains our Form 10-K for the fiscal year ended June 30, 2024, Part III information, and consolidated financial statements, as filed with the SEC, have been included in this mailing. Additional copies may be obtained without charge to stockholders upon written request to Investor Relations at 2603 Challenger Tech Court, Suite 100, Orlando, Florida USA 32826. In addition, copies of this document, the Annual Report and all other documents filed electronically by us may be reviewed and printed from the SEC’s website at: http://www.sec.gov.

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Appendix A

Nasdaq board diversity disclosure

The following table is presented in accordance with the requirements of, and in the format prescribed by, Nasdaq Rule 5606.*

Board diversity matrix (as of October 4, 2024)

Total number of Directors: 6

Part I: Gender identity	Female	Male	Non-binary	Did not disclose gender

Directors	2	4	—	—
Part II: Demographic background

African American or Black	—	—	—	—

Alaskan Native or Native American	—	—	—	—

Asian	—	—	—	—

Hispanic or Latinx	—	—	—	—

Native Hawaiian or Pacific Islander	—	—	—	—

White	2	4	—	—

Two or more races or ethnicities	—	—	—	—

LGBTQ+	—	—	—	—

Did not disclose demographic background	—	—	—	—

* Consistent with the instructions to the Nasdaq board diversity disclosure, a director who self-identifies as more than one race or ethnicity is identified in each individual category in which he or she self-identifies, as well as in the “Two or more races or ethnicities” category.

26

PROXY

VIRTUAL ANNUAL MEETING OF STOCKHOLDERS

LIGHTPATH TECHNOLOGIES, INC.

November 20, 2024

This Proxy is solicited and proposed by the Board of Directors of LightPath Technologies, Inc., which recommends that you vote FOR proposals 1, 2, and 3.

The undersigned hereby appoints M. Scott Faris as proxy and attorney-in-fact (the “Proxy”), with power of substitution, to represent and vote all shares of LightPath Technologies, Inc. Class A common stock which the undersigned is entitled to vote on all matters that may properly come before the Virtual Annual Meeting of Stockholders of LightPath Technologies, Inc. to be held on Wednesday, November 20, 2024 at 11:00 a.m. EST (the “Annual Meeting”), or at any adjournment or postponement thereof.

This year’s Annual Meeting will be held in a virtual meeting format only. You can virtually attend the live webcast of the Virtual Annual Meeting at http://web.viewproxy.com/LightPath/2024. For more information, refer to the Proxy Statement.

The Proxy shall have all the powers which the undersigned would possess if personally present at the Annual Meeting. The undersigned hereby revokes any prior proxy to vote at the Annual Meeting.

This proxy, when properly executed and returned, will be voted as specified herein by the undersigned. If no direction is made, this proxy will be voted in accordance with the recommendations of LightPath Technologies, Inc.’s Board of Directors. The Proxy is also authorized to vote on such other matters as may properly come before the Annual Meeting in accordance with their discretion.

IMPORTANT - THIS PROXY MUST BE SIGNED AND DATED ON THE REVERSE SIDE.

PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED.

Important Notice Regarding the Availability of

Proxy Materials for the Virtual Annual Meeting:

The Annual Report & Proxy Statement are available at

 http://web.viewproxy.com/LightPath/2024

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:			☒

Proposal 1:To approve the election of the Class II Directors.
The nominees are:	FOR	WITHHOLD
01 M. Scott Faris	☐	☐
02 S. Eric Creviston	☐	☐

Proposal 2: To approve, on a non-binding, advisory basis, the compensation of our named executive officers disclosed in the proxy statement under the section titled “Executive Compensation” including the compensation tables and other narrative executive compensation disclosures therein, required by Item 402 of Securities and Exchange Commission Regulation S-K.

☐ FOR        ☐ AGAINST       ☐ ABSTAIN

Proposal 3: To ratify the selection of MSL, P.A. as our independent registered public accounting firm for the fiscal year ending June 30, 2025.

☐ FOR        ☐ AGAINST       ☐ ABSTAIN

The Proxy is authorized to vote on such other business as may properly be brought before the Annual Meeting or any adjournment or postponement thereof.

If you plan to attend the Annual Meeting, please check here ☐

THIS PROXY, WHEN PROPERLY EXECUTED AND RETURNED, WILL BE VOTED AS SPECIFIED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS MADE, THE SHARES WILL BE VOTED IN ACCORDANCE WITH BOARD OF DIRECTORS’ RECOMMENDATIONS.

The undersigned hereby acknowledges receipt  of  the  Notice  of  Virtual  Annual Meeting of Stockholders of the Company, the Proxy Statement dated October 7, 2024, and a copy of the Company’s Annual Report on Form 10-K for the year ended June 30, 2024.

Date:                                                                                            , 2024

Signature:

Signature (Joint Owners):

NOTE: Signature should agree with name on stock certificate as printed hereon. Executors, administrators, trustees and other fiduciaries should so indicate when signing.

CONTROL NUMBER
PLEASE DATE, SIGN AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED POSTAGE PAID ENVELOPE. THANK YOU.

PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED.

As a stockholder of LightPath Technologies, Inc. you have the option of voting your shares electronically through the Internet or by telephone, eliminating the need to return the proxy card. Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned the proxy card. Votes submitted electronically over the Internet or by telephone must be received by 11:59 p.m., Eastern Standard Time, on November 19, 2024.

PROXY VOTING INSTRUCTIONS

Please have your 11-digit control number ready when voting by Internet or Telephone

INTERNET Vote Your Proxy on the Internet: Go to www.AALvote.com/LPTH Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

TELEPHONE

Vote Your Proxy by Phone:

Call 1 (866) 804-9616

Use any touch-tone telephone to vote your proxy. Have your proxy card available when you call.

Follow the voting instructions to vote your shares.

MAIL Vote Your Proxy by Mail: Mark, sign, and date your proxy card, then detach it, and return it in the postage-paid envelope provided.